Exhibit 32.2

SECTION 1350 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), the undersigned officer of OneSpaWorld Holdings Limited certifies that, to his knowledge: (1) this Quarterly Report of OneSpaWorld Holdings Limited (the “Company”) on Form 10-Q for the period ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (this “Report”), fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen B. Lazarus
Stephen B. Lazarus
President, Chief Financial Officer and Chief Operating Officer

May 1, 2026